SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ROLLINS TRUCK LEASING CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                          ROLLINS TRUCK LEASING CORP.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 29, 1998

                            ------------------------

TO THE HOLDERS OF COMMON STOCK:

     PLEASE TAKE NOTICE that the 1998 Annual Meeting of Shareholders of ROLLINS TRUCK LEASING CORP., a Delaware corporation, will be held on the First Floor, 1209 Orange Street, Wilmington, Delaware, on Thursday, January 29, 1998, at 9:00 A.M. (Eastern Standard Time) for the following purposes:

          1. To elect one Class I Director and two Class III Directors to the Board of Directors;

          2. To approve the proposed 1997 Stock Option Plan;

          3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Proxy Statement dated December 19, 1997 is attached.

     The Board of Directors has fixed the close of business on December 12, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return envelope which requires no United States postage. Any shareholder giving a proxy has the right to revoke it any time before it is voted.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                   MICHAEL B. KINNARD, Secretary

Dated: Wilmington, Delaware
       December 19, 1997

                            ------------------------

        YOU ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO UNITED STATES POSTAGE.

                                PROXY STATEMENT

                          ROLLINS TRUCK LEASING CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 29, 1998

                            ------------------------

     The information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders to be held on January 29, 1998 (the "Annual Meeting") is submitted to the shareholders for their information.

                   SOLICITATION OF AND POWER TO REVOKE PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of ROLLINS TRUCK LEASING CORP., a Delaware corporation (the "Company"). Proxies solicited hereby are to be voted at the Annual Meeting or at any adjournment thereof.

     The mailing address for the Company's principal executive office is P. O. Box 1791, Wilmington, Delaware 19899. This Proxy Statement and the form of proxy were first sent to the Company's shareholders on or about December 19, 1997.

     A form of proxy is enclosed. Each proxy submitted will be voted as directed but, if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted (a) in favor of the candidates for election to the Board of Directors as Class I and Class III Directors, and (b) to approve the proposed 1997 Stock Option Plan.

     The solicitation of proxies will be by mail. It may be that further solicitation of proxies will be made by telephone, telegram or interview with some shareholders of the Company, following the original solicitation. All such further solicitations will be made by regular officers and employees of the Company, who will not be additionally compensated therefor, or its Transfer Agent. The Company will bear the entire cost of all such solicitations, which will be nominal and include reimbursements paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

     Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting and vote in person, whether or not such shareholder has previously given a proxy.

                                 CAPITAL STOCK

     The outstanding capital stock of the Company on December 12, 1997 consisted of 40,877,505 shares of Common Stock, par value $l.00 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on December 12, 1997, the record date for determining shares entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In accordance with the General Corporation Law of the State of Delaware, the election of the nominees named herein as Directors will require the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast in favor of a proposal to the number of votes cast against the proposal, and hence only votes for or against the proposal (and not abstentions or broker non-votes) are relevant to the outcome. With respect to the proposed 1997 Stock Option Plan, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting, in person or by proxy, is required by Delaware Law for shareholder approval, provided that a quorum is present. Abstentions and broker non-votes, if any, are not treated as votes cast for such purposes.

     As of October 31, 1997, only four persons were known to the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock of the Company. The name and address of each such person, together with the number of shares owned and the percentage of outstanding shares that ownership represents and information as to Common Stock ownership of the Named Executives identified in the Summary Compensation Table and the officers and directors of the Company as a group (according to information received by the Company) are set forth below:

                                                       NUMBER OF SHARES
TITLE OF                                                 AND NATURE OF        PERCENT OF
 CLASS    NAMES AND ADDRESSES OF BENEFICIAL OWNERS  BENEFICIAL OWNERSHIP(1)     CLASS
--------  ----------------------------------------  -----------------------   ----------
Common    John W. Rollins                                  4,774,885             11.7%
          One Rollins Plaza
          Wilmington, DE 19803

Common    Neuberger and Berman                             3,193,321(2)           7.8%
          605 Third Avenue
          New York, NY 10158

Common    Strong/Corneliuson Capital                       2,496,250(3)           6.1%
          Management, Inc.
          100 Heritage Reserve
          P.O. Box 2936
          Milwaukee, WI 53201

Common    ICM Asset Management, Inc.                       2,071,000              5.1%
          601 W. Main Avenue
          Suite 600
          Spokane, WA 99201

Common    Patrick J. Bagley                                   48,312               .1%
          One Rollins Plaza
          Wilmington, DE 19803

Common    David F. Burr                                      177,261               .4%
          One Rollins Plaza
          Wilmington, DE 19803

                                                       NUMBER OF SHARES
TITLE OF                                                 AND NATURE OF        PERCENT OF
 CLASS    NAMES AND ADDRESSES OF BENEFICIAL OWNERS  BENEFICIAL OWNERSHIP(1)     CLASS
--------  ----------------------------------------  -----------------------   ----------
Common    John W. Rollins, Jr.                               821,350              2.0%
          One Rollins Plaza
          Wilmington, DE 19803

Common    Henry B. Tippie                                  1,500,000              3.7%
          One Rollins Plaza
          Wilmington, DE 19803

Common    All Directors and Officers as a Group            7,331,745             17.9%
          (8 persons)

------------------

(1) As to officers and directors, owned directly and of record. The above numbers exclude the following shares of Common Stock subject to options granted under the Company's 1982, 1986 and 1993 Stock Option Plans which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d of the Securities Exchange Act of 1934: John W. Rollins, Jr., 39,400 shares; Patrick J. Bagley, 33,345 shares; David F. Burr, 18,875 shares; and all directors and officers as a group, 98,611 shares.
(2) Neuberger & Berman, LLC ("N&B") is a registered investment advisor. In its capacity as investment advisor, N&B may have discretionary authority to dispose of or to vote shares that are under its management. As a result, N&B may be deemed to have beneficial ownership of such shares. N&B does not, however, have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. As of October 31, 1997, of the shares set forth above, N&B had shared dispositive power with respect to 3,193,321 shares, sole voting power with respect to 424,574 shares and shared voting power on 0 shares.
(3) Strong Capital Management, Inc., has been granted discretionary dispositive power over its clients' securities and in some instances has voting power over such securities. Any and all discretionary authority which has been delegated to Strong Capital may be revoked in whole or in part at any time.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Three individuals are to be elected at the Annual Meeting; one to serve as a Class I Director for a remaining term of one year, and two to serve as Class III Directors for a term of three years each, and until the election and qualification of their successors. Three other individuals serve as directors but are not standing for re-election because their terms as directors extend past the Annual Meeting pursuant to provisions of the Company's Restated Certificate of Incorporation which provide for the election of directors for staggered terms, with each director serving a three year term.

     Unless a shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of the persons named below to serve as directors. Although the Board of Directors does not contemplate the possibility, in the event a nominee is not a candidate or is unable to serve as a director at the time of the election, unless the shareholder WITHHOLDS AUTHORITY, the proxies will be voted for a nominee designated by the present Board of Directors to fill such a vacancy.

     The name and age of each of the nominees, his principal occupation, the period during which he has served as director, together with the number of shares of Common Stock beneficially owned by him, directly or indirectly, and the percentage of outstanding shares that ownership represents, all as of the close of business October 31, 1997 (according to information received by the Company), is set forth below. Similar information is also provided for those directors whose terms expire in future years.

                                                                                   SHARES OF   PERCENT OF
         NAMES OF                      PRINCIPAL               SERVICE AS           COMMON     OUTSTANDING
         NOMINEES                    OCCUPATION(1)              DIRECTOR     AGE   STOCK(2)      SHARES
         --------                    -------------             ----------    ---   ---------   -----------
Class I (Term Expires 1999)
Patrick J. Bagley            Vice President - Finance and          --        50       48,312        .1%
                             Treasurer; Vice President -
                             Finance and Treasurer, Matlack
                             Systems, Inc.

Class III (Term Expires 2001)
John W. Rollins              Chairman of the Board and        1954 to date   81    4,774,885(4)    11.7%
                             Chief Executive Officer;
                             Chairman of the Board, Dover
                             Downs Entertainment, Inc. (3)

Henry B. Tippie              Chairman of the Executive        1974 to date   70    1,500,000(5)     3.7%
                             Committee and Vice Chairman of   1954 to 1965
                             the Board; Chairman of the
                             Executive Committee and
                             Director, Matlack Systems,
                             Inc.; Chairman of the Board
                             and Chief Executive Officer,
                             Tippie Services, Inc.; Vice
                             Chairman of the Board, Dover
                             Downs Entertainment, Inc.

                                                                                   SHARES OF   PERCENT OF
 NAMES OF DIRECTORS WHOSE              PRINCIPAL               SERVICE AS           COMMON     OUTSTANDING
  TERMS HAVE NOT EXPIRED             OCCUPATION(1)              DIRECTOR     AGE   STOCK(2)      SHARES
--------------------------   ------------------------------   ------------   --    ---------      ----
Class I (Term Expires 1999)

Gary W. Rollins              President, Rollins, Inc. (3)     1975 to date   53          -0-(6)      --

Class II (Term Expires 2000)

William B. Philipbar, Jr.    Retired; Former President and    1993 to date   72        8,437        --
                             Chief Executive Officer,
                             Rollins Environmental
                             Services, Inc.

John W. Rollins, Jr.         President and Chief Operating    1967 to date   55      821,350(7)     2.0%
                             Officer; Chairman of the
                             Board, Matlack Systems,
                             Inc.(3)

------------------

(1) The nominees and other directors have held the positions of responsibility set out in the above column (but not necessarily their present titles) for more than five years. In addition to the directorships listed in the above column, the following individuals also serve on the board of directors of the following companies: Gary W. Rollins, Rollins, Inc. and RPC, Inc.; John
    W. Rollins, Rollins, Inc., Matlack Systems, Inc., Laidlaw Environmental Services, Inc., RPC, Inc. and FPA Corp.; John W. Rollins, Jr., Dover Downs Entertainment, Inc. and Laidlaw Environmental Services, Inc.; Henry B. Tippie, Rollins, Inc., Laidlaw Environmental Services, Inc. and RPC, Inc.; William B. Philipbar, Jr., Matlack Systems, Inc. and Waste Systems International, Inc.; Patrick J. Bagley, Matlack Systems, Inc. and Dover Downs Entertainment, Inc. Matlack Systems, Inc. provides transportation services. Dover Downs Entertainment, Inc. operates a multi-purpose gaming and entertainment complex. Rollins, Inc. is a consumer services company engaged in residential and commercial termite and pest control. Laidlaw Environmental Services, Inc., formerly known as Rollins Environmental Services, Inc., is engaged in the business of industrial waste disposal. RPC, Inc. is a diversified company engaged in oil and gas field services and boat manufacturing. Tippie Services, Inc. provides management services. Waste Systems International, Inc. is engaged in the business of solid waste management.
(2) All shares are owned directly and of record. The above numbers exclude the following shares of Common Stock subject to options granted under the Company's 1982, 1986 and 1993 Stock Option Plans which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d of the Securities Exchange Act of 1934: John W. Rollins, Jr., 39,400 shares; and Patrick J. Bagley, 33,345 shares.
(3) John W. Rollins is the uncle of Gary W. Rollins and the father of John W. Rollins, Jr.
(4) Does not include 168,744* shares held by his wife and 90,026* shares held by his wife as Custodian for his minor children.
(5) Does not include 1,115,274* shares held as Co-Trustee, 25,500* shares held as Trustee, 21,000* shares owned by his wife and 21,000* shares held by his wife as Trustee for his children, or 30,000* shares owned by a partnership over which Mr. Tippie has sole voting power.
(6) Does not include 794,362* shares held as Co-Trustee, 84,186* shares held as Trustee for his children and 71,634* shares representing a proportionate interest of shares held by a general partnership.
(7) Does not include 474,242* shares held as Co-Trustee and 15,750* shares held by his wife.
------------------
*The Messrs. Rollins and Tippie disclaim any beneficial interest in these holdings.

                                 PROPOSAL NO. 2
                             1997 STOCK OPTION PLAN

INTRODUCTION

     On October 30, 1997, the Board of Directors adopted resolutions approving and adopting, subject to shareholder approval, the Company's 1997 Stock Option Plan (the "Plan"). A copy of the Plan is attached to this Proxy Statement as Appendix A. The purpose of the Plan and the granting of options thereunder (the "Options") to specific employees is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to certain of its employees, who have been or will be given responsibility for the management of its business affairs, by assisting them to become owners of shares of the Common Stock of the Company and thus to benefit directly from its growth, development and financial success. The Board of Directors has proposed that 900,000 shares of the Company's Common Stock be made available for grant under the Plan.

SHARES SUBJECT TO THE PLAN

     Upon approval of the Plan by the shareholders, the aggregate number of shares of Common Stock in respect to which Options may be granted under the Plan will be 900,000, subject, however, to increase or decrease as hereinafter described. More than one Option may be granted to the same individual. If an Option terminates for any reason without having been exercised in full, the shares applicable to the unexercised portion of such Option shall become available again for the granting of other Options under the Plan, unless the Plan has terminated.

ADMINISTRATION

     The Plan will be administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"). Under the Plan, the Committee is authorized and empowered to administer the Plan and to: (a) select the employees to whom Options are to be granted and to fix the number of shares to be granted to each; (b) determine whether the Option granted is to be considered an "incentive stock option" qualified under Section 422 of the Internal Revenue Code, or a "non-qualified stock option" (that is, any Option which is not considered an incentive stock option); (c) determine the date on which Options shall be granted and the terms and conditions of the granted Options in a manner consistent with the Plan, which terms need not always be identical; (d) interpret the Plan; (e) prescribe, amend and rescind rules relating to the Plan; and (f) determine the rights and obligations of participants under the Plan. The Committee shall consist of two or more Directors of the Company, neither of whom shall have been granted or awarded, during the one year prior to service as an administrator of the Plan, any equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates.

OPTION PRICE

     The Option price of the shares under each Option shall be determined by the Committee, but shall not be less than 100% of the fair market value of such shares on the date of granting of the Option as reported in The Wall Street Journal. Fair market value is the closing price of the Common Stock on the New York Stock Exchange on the date of grant of the Option or, in the absence of reported sales on said Exchange on that date, on the next preceding date on which there was a sale of such stock.

EXERCISE OF THE OPTION

     Each Option shall be exercisable for the full number of shares subject thereto, or any part thereof, and at such intervals as the Committee may determine, provided that no Option may be exercisable subsequent to its termination date.

NOT TRANSFERABLE

     No Option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of an optionee, the Option shall be exercisable only by the optionee. After the death of an optionee, the Option may be exercised prior to its termination by the optionee's legal representative, heir or legatee.

ELIGIBILITY

     The employees who will be eligible to receive grants of Options under the Plan will be those key employees of the Company, or of any subsidiaries, who have been selected by the Committee.

STOCK SPLITS, STOCK DIVIDENDS, ETC.

     If there are any changes in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether such changes have been occasioned by declaration of stock dividends, stock split-ups, reclassifications or recapitalizations of such stock, or because the Company has merged or consolidated with some other corporation (and provided the Option does not thereby become terminated), or for any other reason whatsoever, then the number and kind of shares then subject to Options and thereafter to become subject to Options, and the prices to be paid therefor, shall be proportionately adjusted by the Committee to whatever extent the Committee determines that any such change equitably requires an adjustment.

MERGERS OR CONSOLIDATIONS

     If the Company at any time should elect to dissolve, undergo a reorganization, split-up its stock, or merge or consolidate with any corporation, and the Company is not the surviving corporation, then (unless, in the case of a reorganization, stock split-up, merger or consolidation, one or more of the surviving corporations assumes the Options under the Plan or issues substitute options in place thereof) each Optionee holding outstanding Options not yet exercised shall be notified of his or her right to exercise such Options to the extent then exercisable prior to such dissolution, reorganization, stock split-up, merger or consolidation. The Committee may, in its sole and absolute discretion and on such terms and conditions as it deems appropriate, authorize the exercise of such Options with respect to all shares covered thereby. Any Options not exercised as so authorized thereupon shall be deemed terminated, and simultaneously the Plan itself shall be deemed terminated.

MODIFICATION

     The Board of Directors of the Company may make such amendments to the Plan, and, with the consent of each Optionee affected, in the terms and conditions of granted Options, as it shall deem advisable, including, but not limited to, accelerating the time at which an incentive Option may be exercised, but may not, without the approval of the holders of not less than a majority of the outstanding shares of Common Stock of the Company, increase the maximum number of shares subject to the Plan, except as set forth immediately above.

TERMINATION

     The Plan shall terminate on October 29, 1998, unless prior to that time it has been approved by the vote of the holders of not less than a majority of the then outstanding Common Stock of the Company. If such approval is given, the Plan will terminate on October 29, 2007; provided, however, that the Board of Directors of the Company within its absolute discretion may terminate the Plan at any time. No such termination, other than as a consequence of a merger or consolidation, as described above, shall in any way affect any Option then outstanding.

TAX EFFECT

     The Company will not realize any tax benefit upon the exercise or disposition of an incentive stock Option except in the event the employee does not hold his incentive stock Option shares at least two years from the date the Option was granted and at least one year from the date he exercised his Option, in which event the Company will be entitled to a deduction measured by the difference between the exercise price and the amount realized by the employee on the sale. On the other hand, the Company will be entitled to a deduction upon the employee's exercise of a non-qualified stock Option measured by the difference between the exercise price and the market value of the Option stock on the day of exercise.

EMPLOYEE STATUS

     The holder of an Option must be an employee as of the grant date of the Option through three months before the exercise date. A disabled or retired employee may also exercise his Option up to three months after termination of employment. No employee who owns ten (10%) percent of the total combined voting power of all classes of the Company's, or of its subsidiaries', capital stock may be granted an Option.

AGGREGATE VALUE

     The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which stock options are exercisable for the first time by the employee during any calendar year (under all the stock option plans maintained by the Company and its subsidiary corporations) shall not exceed $100,000 in accordance with Section 422 of the Internal Revenue Code. No Option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

GENERAL

     On October 30, 1997, the last reported sale price of the Company's Common Stock on the New York Stock Exchange as reported in The Wall Street Journal was $16.75 per share.

     The Board of Directors recommends a vote FOR the approval of the 1997 Stock Option Plan and the management proxy holders will vote all proxies received in favor of the proposed Plan unless otherwise instructed.

                    BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Board of Directors held four regularly scheduled meetings and one special meeting during fiscal year 1997. All members of the Board attended at least eighty percent of the meetings held.

     Audit Committee. The Audit Committee consists of William B. Philipbar, Jr., Chairman, and Gary W. Rollins. The Audit Committee held two meetings during the last fiscal year. The Committee's functions include consulting with the Company's independent public accountants concerning the scope and results of the audit, reviewing the evaluation of internal accounting controls and inquiring into special accounting-related matters.

     Executive Committee. The Executive Committee consists of Henry B. Tippie, Chairman, John W. Rollins and John W. Rollins, Jr. The Executive Committee held four meetings during the last fiscal year. The Executive Committee has the power to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company in accordance with the provisions of the by-laws of the Company. The Executive Committee performs all of the functions of a compensation committee of the Board of Directors.

     Stock Option Committee. The Stock Option Committee consists of Henry B. Tippie, Chairman, and John W. Rollins. The Stock Option Committee held one meeting during the last fiscal year. The Stock Option Committee administers the Company's outstanding Stock Option Plans including the granting of options to various employees of the Company and its subsidiaries.

     The Company does not have a nominating committee of the Board of Directors.

                            DIRECTORS' COMPENSATION

     Directors who are not full-time employees of the Company or any of its subsidiaries are each paid an annual retainer for Board service of $10,000 and an attendance fee of $750 ($1,000 commencing January 1, 1998) for each Board of Directors or committee meeting attended.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 11 shall not be incorporated by reference into any such filings.

           REPORT OF THE EXECUTIVE AND STOCK OPTION COMMITTEES OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During fiscal year 1997, the members of the Executive Committee of the Board of Directors held primary responsibility for determining executive compensation levels.

     The Company is engaged in a highly competitive industry. As a consequence, the Company views its ability to attract and retain qualified executives as the cornerstone of its future success. In order to accomplish this objective, the Company has endeavored to structure its executive compensation in a fashion that takes into account the Company's operating performance and the individual performance of the executive. Of necessity, this analysis is subjective in nature and not based upon a structured formula. The factors referred to above are not weighted in an exact fashion.

     Pursuant to the above compensation philosophy, the total annual compensation of executive officers of the Company is made up of one or more of three elements. The three elements are salary, an annual incentive compensation package and, in some years, grants of stock options.

     The salary of each executive officer is determined by the Executive Committee. As previously stated, in making its determinations the Executive Committee gives consideration to the Company's operating performance for the prior fiscal year and the individual executive's performance.

     The annual incentive compensation package for the non-Director Named Executive who is an employee of a wholly-owned subsidiary is developed by the Chief Operating Officer of the Company prior to the end of each fiscal year. It is based upon a performance formula for the ensuing fiscal year. That performance formula and incentive package is then reviewed by the Executive Committee and is either accepted, amended or modified. The other non-Director Named Executive's annual incentive compensation is on a similar basis. None of the members of the Board of Directors participate in the incentive program.

     Awards under the Company's Stock Option Plans are purely discretionary, are not based upon any specific formula and may or may not be granted in any given fiscal year. Grants are made under the Plans and the Plans are administered by disinterested directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. When considering the grant of stock options, the Stock Option Committee gives consideration to the overall performance of the Company and the performance of individual employees.

                                CEO COMPENSATION

     The CEO's compensation is determined by the Executive Committee. As is the case with respect to the Named Executives, the CEO's compensation is based upon the Company's operating performance and his individual performance. The decision of the Executive Committee is, however, very subjective and is not based upon any specific formula or guidelines. The CEO does not participate in the deliberations of the Executive Committee when his salary is determined. Neither the CEO nor any other member of the Executive Committee participates in any Company incentive program. The CEO has never received a Stock Option from the Company.


                         Executive Committee
                         Henry B. Tippie, Chairman
                         John W. Rollins
                         John W. Rollins, Jr.

                         Stock Option Committee
                         Henry B. Tippie, Chairman
                         John W. Rollins


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, the Company believes that during its fiscal year ended 1997 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except as follows: Michael B. Kinnard inadvertently filed a late Form 4 with respect to shares he acquired through the exercise of stock options and John W. Rollins, Jr. inadvertently filed a late Form 4 with respect to shares he acquired through a settlement.

                            COMMON STOCK PERFORMANCE

     The following graph reflects a comparison of the cumulative total shareholder return on the Company's common stock with the S&P Composite 500 Index and S&P Truckers Index, respectively, for the five year period commencing October 1, 1992 through September 30, 1997. The graph assumes that the value of the investment in the Company's common stock and each index was 100 at September 30, 1992 and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of any future return on the Company's common stock.


In the printed version there appears a line chart which depicts the plot points below:


                                                                         YEARS
                                              -----------------------------------------------------------
                                              1992       1993       1994       1995       1996       1997
                                              ----       ----       ----       ----       ----       ----
Rollins Truck Leasing Corp.............       100        173        149        138        148        228
S&P 500................................       100        113        117        152        183        257
S&P Truckers...........................       100         99        100         93         72        120
Assumes $100 invested on October 1, 1992

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following directors serve on the Company's Executive Committee: John W. Rollins, John W. Rollins, Jr. and Henry B. Tippie. Each is an employee of the Company, but none participate in the deliberations of the Executive Committee with respect to his own compensation. Henry B. Tippie serves on the Compensation Committees of Rollins, Inc. and RPC, Inc. John W. Rollins, Jr. serves on the Compensation Committee of Laidlaw Environmental Services, Inc. John W. Rollins, John W. Rollins, Jr. and Henry B. Tippie are members of the Executive Committee of Matlack Systems, Inc. The Executive Committee of this Company performs the functions of a Compensation Committee. Patrick J. Bagley serves as a director of Dover Downs Entertainment, Inc. and Matlack Systems, Inc. John W. Rollins and Henry B. Tippie serve on the Compensation Committee of Dover Downs Entertainment, Inc.

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended September 30, 1995, 1996 and 1997, of those persons who were, at September 30, 1997, (i) the Chairman and Chief Executive Officer and (ii) the other most highly compensated executive officers of the Company whose total annual salary exceeded $100,000 (the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                     -------------------------------
                                                                            AWARDS           PAYOUTS
                                        ANNUAL COMPENSATION          ---------------------   -------
                                  --------------------------------   RESTRICTED    STOCK
                                                      OTHER ANNUAL     STOCK      OPTIONS/    LTIP      ALL OTHER
      NAME AND                    SALARY     BONUS     COMP. (2)     AWARDS(3)      SARS     PAYOUTS   COMPENSATION
 PRINCIPAL POSITION    YEAR (1)      $         $           $             $           #          $           $
 ------------------    --------   ------     -----    ------------   ----------   --------   -------   ------------
John W. Rollins          1997     550,000       -0-     --            -0-             -0-     -0-        -0-
Chairman of the          1996     540,000       -0-     --            -0-             -0-     -0-        -0-
Board and CEO            1995     580,000       -0-     --            -0-             -0-     -0-        -0-

Patrick J. Bagley        1997     246,250    50,000     --            -0-             -0-     -0-        -0-
Vice Pres.-Finance,      1996     231,250    35,000     --            -0-          12,000     -0-        -0-
Treasurer and CFO        1995     215,000    45,000     --            -0-           9,000     -0-        -0-

David F. Burr            1997     350,000   613,835     --            -0-             -0-     -0-        -0-
Chairman of Rollins      1996     350,000   263,806     --            -0-          15,000     -0-        -0-
Leasing Corp.            1995     344,231   186,367     --            -0-          12,000     -0-        -0-

John W. Rollins, Jr.     1997     600,000       -0-     --            -0-         100,000     -0-        -0-
President and COO        1996     540,000       -0-     --            -0-          15,000     -0-        -0-
                         1995     580,000       -0-     --            -0-          12,000     -0-        -0-

Henry B. Tippie          1997     550,000       -0-     --            -0-             -0-     -0-        -0-
Chairman-Executive       1996     540,000       -0-     --            -0-             -0-     -0-        -0-
Committee                1995     580,000       -0-     --            -0-             -0-     -0-        -0-

------------------
(1) Fiscal years ending September 30.
(2) The only type of Other Annual Compensation for each of the named officers was in the form of perquisites and was less than the level required for reporting.
(3) No awards have ever been made.

        OPTION AND STOCK APPRECIATION RIGHTS GRANTS IN LAST FISCAL YEAR

     The following table sets forth stock options granted in the fiscal year ending September 30, 1997 to each of the Company's Named Executives. Employees of the Company and its subsidiaries are eligible for stock option grants based on individual performance. The Company did not issue any stock appreciation rights. The table also sets forth the hypothetical gains that would exist for the options at the end of their six-year terms, assuming compound rates of stock appreciation of 0%, 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the grant date.

                                              INDIVIDUAL GRANTS(1)
                                ------------------------------------------------      POTENTIAL REALIZABLE VALUE
                                            % OF TOTAL                             AT ASSUMED ANNUAL RATES OF STOCK
                                             OPTIONS                                    PRICE APPRECIATION FOR
                                OPTIONS     GRANTED TO     EXERCISE                         OPTION TERM (2)
                                GRANTED     EMPLOYEES       PRICE     EXPIRATION   ---------------------------------
             NAME                 (#)     IN FISCAL YEAR    ($/SH)       DATE      0%         5%            10%
             ----               -------   --------------   --------   ----------   ---        --            ---
John W. Rollins, Jr.            100,000       100.0%        $16.25      9/03/03    --    $    553,000   $  1,254,000

All employees as a group (3)    100,000       100.0%        $16.25      9/03/03    --    $    553,000   $  1,254,000

Total potential stock price appreciation from September                            --    $226,577,344   $513,793,833
  4, 1997 to September 3, 2003 for all stockholders at
  assumed rates of stock price appreciation (4)

------------------
(1) Options were granted on September 4, 1997.

(2) These amounts, based on assumed appreciation rates of 0% and the 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability or phased-in vesting. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

(3) Based upon 100,000 options granted September 4, 1997 at an exercise price of $16.25, the fair market value on the date of the grant. The options are exercisable only if the closing price of the Common Stock on the New York Stock Exchange reaches $30.00 or more for a period of ten (10) consecutive trading days.

(4) Based upon a price of $16.25 on September 4, 1997 and a total of 40,972,395 shares of Common Stock outstanding on October 31, 1997.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table summarizes option exercises during fiscal year 1997 by the Company's Named Executives, and the value of the options held by such persons as of September 30, 1997. The Company has not granted and does not have any Stock Appreciation Rights outstanding.


                                                                                 NUMBER OF
                                                                                UNEXERCISED
                                                                                OPTIONS AT
                       SHARES ACQUIRED        VALUE                             FY-END (#)
      NAME (1)         ON EXERCISE (#)   REALIZED ($)(2)                 EXERCISABLE/UNEXERCISABLE
      --------         ---------------   ---------------   -----------------------------------------------------
Patrick J. Bagley          10,000           $101,667                33,345                       21,250
David F. Burr              13,500           $ 90,189                18,875                       28,375
John W. Rollins, Jr.          -0-                -0-                39,400                      105,600

                                             VALUE OF
                                            UNEXERCISED
                                           IN-THE-MONEY
                                            OPTIONS AT
                                            FY-END ($)
      NAME (1)                     EXERCISABLE/UNEXERCISABLE(3)
      --------         -----------------------------------------------------
Patrick J. Bagley              $327,517                    $145,829
David F. Burr                  $119,556                    $194,275
John W. Rollins, Jr.           $230,464                    $123,600

------------------
(1) John W. Rollins and Henry B. Tippie did not acquire or have any outstanding Incentive Stock Options.
(2) Fair market value of underlying security at exercise date less the exercise price.
(3) The value of the Company's common stock on September 30, 1997 was $17.0625 per share.

              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     There were no Long-Term Incentive Plan Awards to the Named Executives during fiscal year 1997.

                             DEFINED BENEFIT PLANS

     The Company's Pension Plan is a non-contributory qualified defined benefit plan. All full-time employees of the Company (except certain employees covered by collective bargaining agreements) are eligible to participate in the Pension Plan. Up to September 30, 1989, retirement benefits were equal to the sum of from 1% to 1.8% of an employee's annual cash compensation for each year of service to age 65. Commencing October 1, 1989 and thereafter, retirement benefits are equal to the sum of 1.35% of earnings up to covered compensation, as that term is defined in the Plan, and 1.7% of earnings above covered compensation. Covered compensation includes regular salaries or wages, commissions, bonuses, overtime earnings and short-term disability income protection benefits.

     Retirement benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's benefits may be paid in certain alternative forms having actuarially equivalent values. Retirement benefits are fully vested at the completion of five years of credited service or, if earlier, upon reaching age 55. The maximum annual benefit under a qualified pension plan is currently $120,000 beginning at the Social Security retirement age (currently age 65).

     The Company maintains a non-qualified, defined benefit plan, called the Excess Benefit Plan, which covers those participants of the Pension Plan whose benefits are limited by the Internal Revenue Code. A participant in the Excess Benefit Plan is entitled to a benefit equaling the difference between the amount of the benefit payable without limitation and the amount of the benefit payable under the Pension Plan.

     Annual pension benefit projections for the Named Executives assume: (a) that the participant remains in the service of the Company until age 65; (b) that the participant's earnings continue at the same rate as paid in the fiscal year ended September 30, 1997 during the remainder of his service until age 65; and (c) that the Plans continue without substantial modification.

     The estimated annual benefit at retirement for each of the following Named Executives of the Company is: Patrick J. Bagley, $101,722; David F. Burr, $172,811; John W. Rollins, Jr., $245,410; and Henry B. Tippie, $148,071. The
annual benefit for John W. Rollins ($53,949) is the amount of retirement income that he was required by Federal law to commence receiving as of April 1, 1988.

                                    AUDITORS

     The Board of Directors has not selected or recommended the name of an independent public accounting firm for approval or ratification by the shareholders. The Board of Directors believes that it will be in the best interests of the shareholders if it is free to make such determination based upon all factors that are then relevant.

     KPMG Peat Marwick LLP served as the Company's auditors for the fiscal year ended September 30, 1997. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement should such representative so desire. Such representative also will be available to answer questions raised orally.

     During the fiscal year ended September 30, 1997, KPMG Peat Marwick LLP's services rendered to the Company consisted of auditing the Company's financial statements. In this connection, KPMG Peat Marwick LLP performed such tests of the Company's accounting records and other auditing procedures as were required by generally accepted auditing standards.

                             SHAREHOLDER PROPOSALS

     Appropriate proposals of eligible shareholders (an eligible shareholder must be a record or beneficial owner of at least l% or $l,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year) intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company no later than August 22, 1998 for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                 MISCELLANEOUS

     ON WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL SHAREHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, WHICH INCLUDES THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR A COPY OF FORM 10-K SHOULD BE MADE IN WRITING AND ADDRESSED TO:

                    PATRICK J. BAGLEY
                    VICE PRESIDENT - FINANCE AND TREASURER
                    ROLLINS TRUCK LEASING CORP.
                    P. O. BOX 1791
                    WILMINGTON, DELAWARE 19899


     THE COMPANY WILL CHARGE REASONABLE OUT-OF-POCKET EXPENSES FOR THE REPRODUCTION OF EXHIBITS TO FORM 10-K SHOULD A SHAREHOLDER REQUEST COPIES OF SUCH EXHIBITS.

     The Company's Annual Report for the fiscal year ended September 30, 1997 has been mailed to shareholders under separate cover.

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                   MICHAEL B. KINNARD, Secretary

Wilmington, Delaware
December 19, 1997

                                                                      APPENDIX A

                          ROLLINS TRUCK LEASING CORP.
                             1997 STOCK OPTION PLAN

     1. Purpose. The 1997 Stock Option Plan (the "Plan") is intended to advance the best interests of Rollins Truck Leasing Corp. (the "Company") by providing its employees and the employees of its subsidiaries with additional incentive and by increasing their proprietary interest in the success of the Company and its subsidiary corporations.

     2. Administration. The Plan shall be administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"). The Committee shall consist of two or more Directors of the Company, each of whom shall be a disinterested person and shall not have been granted or awarded, during the one year prior to service as an administrator of the Plan, any equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates, except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934. Meetings shall be held at such time and place as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any questions brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

     3. Option Shares. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $1.00 par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 900,000 shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Option for any reason shall expire, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     4. Termination of Plan. The Plan shall terminate on October 29, 1998, unless prior to that time it has been approved by the vote or written consent of the holders of not less than a majority of the then outstanding common stock of the Company. If such approval is given, the Plan shall terminate on October 29, 2007; provided, however, that the Board of Directors of the Company within its absolute discretion may terminate the Plan at any time. No such termination, other than as provided for in Section 16 hereof, shall in any way affect any Option then outstanding.

     5. Authority to Grant Options. The Committee may grant from time to time, to such eligible individuals as it shall from time to time determine, an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan. Subject only to any applicable limitations set forth in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee. The Committee shall determine whether an Option shall be an "incentive stock option" qualified under Section 422 of the Internal Revenue Code of 1986 as amended (the "Code"), or a "non-qualified stock option" (that is, any Option which is not considered an incentive stock option). The aggregate fair market value (determined as provided in Section 7 of the Plan) of the Stock with respect to which incentive stock options are granted hereunder which are exercisable for the first time by such employee during any calendar year (under all the stock option plans maintained by the Company and subsidiary corporations) shall not exceed $100,000 in accordance with Section 422 of the Code. No option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

     6. Eligibility. The individuals who shall be eligible to participate in the Plan shall be employees of the Company, or of any subsidiary corporation, as the Committee shall determine from time to time; provided, however, that no employee owning more than ten percent (10%) of the stock of the Company at the time an option is granted shall be eligible to participate in the Plan. For all purposes of the Plan, the term "subsidiary corporation" shall mean any corporation of which the Company is the "parent corporation" as that term is defined in Section 424(e) of the Code.

     7. Option Price. The price at which shares may be purchased pursuant to an Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted, and the Committee in its discretion may provide that the price at which shares may be purchased shall be more than such fair market value. The "fair market value" of the Stock shall be the closing price of the Stock on the New York Stock Exchange as reported in The Wall Street Journal for the trading day on which the Option is granted, or if the Option is not granted on a trading day, then such fair market value shall be determined on the trading day before the Option is granted.

     8. Duration of Options. No Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that an Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of such ten-year period.

     9. Amount Exercisable. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

     10. Exercise of Options. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with cash, personal check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the Option price of such shares, and specifying the address to which the certificates for such shares are to be mailed. Such notice may be delivered in person to a member of the Committee, or the Secretary of the Company, or may be sent by registered mail, return receipt requested, to a member of the Committee, or the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this Paragraph 10.

     11. Transferability of Options. Options shall not be transferrable by the optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the optionee.

     12. Termination of Employment by Optionee. Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the Option agreement not in excess of one day less than three months following severance of the employment relationship between the Company or its subsidiary corporation and the optionee for any reason, for or without cause. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company or its subsidiary corporation and the optionee shall be determined by the Committee at the time thereof. If, before the date of expiration of the Option, the optionee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or one day less than three months after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement. After the death of the optionee, his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 hereof).

     13. Requirements of Law. The Company shall not be required to sell or issue any shares under an Option if the issuance of such shares constitute a violation by the optionee or the Company of any provisions of any law or regulation or any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for such sale or transfer."

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     14. No Rights as Shareholder. No optionee shall have rights as a shareholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

     15. Employment Obligation. The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any employee shall not be dismissed or affected by reason of the fact that an Option has been granted to him.

     16. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of any Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number and class of shares as to which such Option would have been so exercisable in the absence of such event, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Stock equal to the number and class of shares as to which such Option shall be so exercised.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of the Stock, shares of such stock or other securities as the holders of shares of such class of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board of Directors may waive any limitations set forth in or imposed pursuant to Paragraph 9 hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation or sale provided that

(x) notice of such cancellation shall be given to each holder of an Option and
(y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 hereof) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

     Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     17. Amendment or Termination of Plan. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not increase the aggregate number of shares which may be issued under Options pursuant to the provisions of the Plan and that any amendment, modification, revision or termination shall not effect any outstanding options.

     18. Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the optionee and by the President or any Executive Officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

     19. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to any amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

     20. Effective Date of Plan. The Plan shall become effective and shall be deemed to have been adopted on October 30, 1997.

                          ROLLINS TRUCK LEASING CORP.

  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

                 THURSDAY, JANUARY 29, 1998, 9:00 A.M., E.S.T.

    The undersigned hereby constitutes and appoints John W. Rollins, Jr. and Michael B. Kinnard, and each of them jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on January 29, 1998 at 9:00 A.M., Eastern Standard Time, First Floor, 1209 Orange Street, Wilmington, Delaware, or at any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement dated December 19, 1997, as follows:

                     (MARK ONLY ONE BOX FOR EACH PROPOSAL)

1. ELECTION OF DIRECTORS

  Nominees: Patrick J. Bagley, John W. Rollins and Henry B. Tippie

  / / VOTE FOR all nominees listed above; except vote withheld from following nominee (if any):

--------------------------------------------------------------------------------

  / / VOTE WITHHELD FROM all nominees.

2. / / FOR    / / AGAINST    / / WITHHOLDS AUTHORITY FROM VOTING ON the 1997
Stock Option Plan.

3. At their discretion, upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

                                     (OVER)

                          (CONTINUED FROM OTHER SIDE)

    The undersigned acknowledges receipt of the aforesaid Notice of Annual Meeting and Proxy Statement, each dated December 19, 1997, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROLLINS TRUCK LEASING CORP. AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                             Please sign below, date and return
                                             promptly.

                                             ___________________________________

                                             ___________________________________
                                               Signature(s) of Shareholder(s)

                                                         DATED: January __, 1998

                                             Signature(s) should conform to
                                             name(s) and title(s) stenciled
                                             hereon. Executors, administrators,
                                             trustees, guardians and attorneys
                                             should add their title(s) on
                                             signing.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.